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                         NATIONS SEPARATE ACCOUNT TRUST
                       NATIONS ASSET ALLOCATION PORTFOLIO
                             NATIONS VALUE PORTFOLIO
                         NATIONS SMALL COMPANY PORTFOLIO
                               (THE "PORTFOLIOS")

                       SUPPLEMENT DATED FEBRUARY 10, 2006
                      TO THE PROSPECTUSES DATED MAY 1, 2005

     Effective immediately, the prospectuses for the Portfolios are hereby supplemented by adding the following bullet point paragraph and chart at the end of the section entitled "ABOUT THE PORTFOLIOS -- OTHER IMPORTANT INFORMATION":

     -    PROPOSED REORGANIZATIONS -- On May 4, 2005, the Board of Trustees of
          Nations Separate Account Trust approved the reorganization of each of the Portfolios into corresponding series of SteinRoe Variable
          Investment Trust and Liberty Variable Investment Trust, as shown in the chart below. Shareholders will be asked to consider and vote on an Agreement and Plan of Reorganization at a special shareholder meeting expected to be held on March 15, 2006. The reorganizations, if approved by shareholders, are expected to occur on May 1, 2006.

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
PORTFOLIO                                WOULD BE REORGANIZED INTO:
---------                                --------------------------
Nations Asset Allocation Portfolio   >   Class A Shares of Liberty Asset Allocation Fund, Variable Series
                                         (a series of SteinRoe Variable Investment Trust)

Nations Small Company Portfolio      >   Class A Shares of Liberty Small Company Growth Fund, Variable Series (a
                                         series of SteinRoe Variable Investment Trust)

Nations Value Portfolio              >   Class A Shares of Liberty Growth and Income Fund, Variable Series
                                         (a series of Liberty Variable Investment Trust)